UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 24, 2006

HOUSEVALUES, INC.

(Exact name of registrant as specified in its charter)

Washington	000-51032	91-1982679
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

11332 NE 122nd Way, Kirkland, WA 98034

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (425) 952-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

The information in Item 2.02 of this Form 8-K and exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, unless expressly set forth by specific reference in such filing.

On July 25, 2006, HouseValues, Inc. announced its financial results for the three and six months ended June 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

Item 5.02	Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers

(b)

Effective July 24, 2006, John Zdanowski’s employment as the Company’s Chief Financial Officer terminated.

On July 25, 2006, Robert Blank resigned from the Board of Directors of the Company and as a member and Chairman of the Company’s Nominating and Corporate Governance Committee. The resignation did not result from a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(c)

Effective July 24, 2006, Jackie Davidson, the Company’s Vice President of Finance, was appointed to serve as the Company’s interim Chief Financial Officer. Ms. Davidson, 45, has served as the Company’s Vice President of Finance since November 2004. From February 2003 to November 2004, Ms. Davidson served as Chief Financial Officer of Larry’s Markets, Inc., a supermarket chain. From February 2001 to December 2002, she served as Vice President of Finance of Penford Corporation, a manufacturer of specialty natural-based ingredient systems. From November 1996 to February 2001, Ms. Davidson served as Vice President of Finance at The Cobalt Group, Inc., an online marketing business serving the automotive industry.

Item 8.01

As announced by the Company, the Board of Directors has adopted a share repurchase program. The press release announcing the share repurchase program is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release issued by HouseValues, Inc., dated July 25, 2006.

99.2	Press release issued by HouseValues, Inc., dated July 25, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSEVALUES, INC.

Date: July 25, 2006	By:	/s/ Gregg Eskenazi
Gregg Eskenazi
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by HouseValues, Inc., dated July 25, 2006.

99.2	Press release issued by HouseValues, Inc., dated July 25, 2006.